UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2018

THE AES CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-12291	54-11263725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Wilson Boulevard, Suite 1100

Arlington, Virginia 22203

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (703) 522-1315

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

On March 15, 2018, The AES Corporation (the “Company” or “AES”) completed its previously announced offering of $500,000,000 aggregate principal amount of its 4.000% Senior Notes due 2021 (the “2021 Notes”) and $500,000,000 million aggregate principal amount of 4.500% senior notes due 2023 (the “2023 Notes” and, together with the 2021 Notes, the “Notes”).

The public offering price of each series of the Notes was 100.00% of the principal amount. AES intends to use the net proceeds from the offering of the Notes to fund the concurrent tender offer (the “Tender Offer”) to purchase its outstanding 8.00% senior notes due 2020 (the “2020 Notes”) and 7.375% senior notes due 2021 (the “2021 Notes”) and to pay certain related fees and expenses. If any net proceeds from this offering remain after completion of the tender offer, AES intends to use such proceeds to retire certain other outstanding indebtedness and for general corporate purposes. In conjunction with the Tender Offer, AES is soliciting consents to the adoption of certain proposed amendments to the indenture governing the 2020 Notes and the 2021 Notes to alter the notice requirements for optional redemption with respect to the 2020 Notes and the 2021 Notes.

The Notes were offered and sold pursuant to an Underwriting Agreement (the “Underwriting Agreement”), dated May 1, 2018, among AES and Morgan Stanley & Co. LLC, under AES’ automatic shelf registration statement (the “Registration Statement”) on Form S-3 (Registration No. 333-209671), filed with the Securities and Exchange Commission (the “SEC”) on February 23, 2016. AES has filed with the SEC a prospectus supplement, dated March 1, 2018 together with the accompanying prospectus, dated March 1, 2018 relating to the offer and sale of the Notes.

The Notes were issued on March 15, 2018 pursuant to a Senior Indenture, dated as of December 8, 1998 (the “Base Indenture”), as amended and supplemented by a ninth supplemental indenture, dated as of April 3, 2003 (the “Ninth Supplemental Indenture”) and the twenty-second supplemental indenture, dated as of March 15, 2018 (the “Twenty-Second Supplemental Indenture”, and together with the Base Indenture and the Ninth Supplemental Indenture, the “Indenture”), between AES and Deutsche Bank Trust Company Americas, as successor to Wells Fargo Bank, N.A. and Bank One, National Association (formerly known as The First National Bank of Chicago), as Trustee.

Interest on the 2021 Notes accrues at a rate of 4.000% per annum, and interest on the 2023 Notes accrues at a rate of 4.500% per annum. Interest on each series of Notes is payable on March 15 and September 15 of each year, beginning September 15, 2018. The 2021 Notes will mature on March 15, 2021, and the 2023 Notes will mature on March 15, 2023.

With respect to the 2021 Notes, the Company may redeem all or a part of the 2021 Notes, on any one or more occasions, at a redemption price equal to 100% of the principal amount of the 2021 Notes to be redeemed plus a “make-whole” premium as of, and accrued and unpaid interest, if any, to, but not including, the date of redemption, as described in the Indenture. With respect to the 2023 Notes, the Company may redeem all or a part of the 2023 Notes on or after March 15, 2020, on any one or more occasions, as described in the Indenture. In addition, at any time prior to March 15, 2020, the Company may redeem all or a part of the 2023 Notes, on any one or more occasions, at a redemption price equal to 100.00% of the principal amount of the 2023 Notes to be redeemed plus a “make-whole” premium as of, and accrued and unpaid interest, if any, to, but not including, the date of redemption, as described in the Indenture. In addition, at any time and on one or more occasions, on or prior to March 15, 2020, the Company may redeem, in the aggregate for all such redemptions, up to 35% of the aggregate principal amount of the 2023 Notes with the net cash proceeds from certain equity offerings at a redemption price equal to 104.500% of the principal amount of the 2023 Notes to be redeemed, plus accrued and unpaid interest, if any, to, but not including, the date of redemption, as described in the Indenture.

Upon the occurrence of a Change of Control Triggering Event (as defined in the Indenture), the Company must offer to repurchase the each series of Notes at a price equal to 101.00% of their principal amount, plus accrued and unpaid interest, if any, to, but not including, the date of repurchase. The Indenture also contains covenants, subject to certain exceptions, restricting the ability of the Company to incur debt secured by any Principal Property (as defined in the Indenture) or by the debt or capital stock of any subsidiary held by the Company; to enter into any sale-lease back transactions involving any Principal Property; or to consolidate, merge, convey or transfer substantially all of its assets; as well as other covenants that are customary for debt securities like the Notes. In addition, the Indenture contains customary events of default.

The above description of the Underwriting Agreement, the Indenture and the Notes is qualified in its entirety by reference to the Underwriting Agreement, the Indenture and the forms of Notes. The Base Indenture has been incorporated by reference as Exhibit 4.3 to the Registration Statement, and the Underwriting Agreement has been incorporated by reference as Exhibit 1.1 to AES’ Current Report on Form 8-K filed with the SEC on March 5, 2018. The Twenty-Second Supplemental Indenture, the form of the 2021 Notes and the form of the 2023 Notes are attached to this Current Report on Form 8-K as Exhibit 4.1, Exhibit 4.2, and Exhibit 4.3, respectively, and are incorporated by reference into the Registration Statement. An opinion regarding the legality of the Notes is incorporated by reference into the Registration Statement and is attached to this Current Report on Form 8-K as Exhibit 5.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

The information set forth under Item 1.01 above is hereby incorporated into this Item 2.03 by reference.

Safe Harbor Disclosure

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Securities Act of 1933 and of the Securities Exchange Act of 1934. Such forward-looking statements include, but are not limited to, the intended use of proceeds from the offering of the Notes, which are subject to risks and uncertainties, such as general economic conditions and other risks and uncertainties. Forward-looking statements are not intended to be a guarantee of future results, but instead constitute AES’ current expectations based on reasonable assumptions.

Actual results could differ materially from those projected in our forward-looking statements due to risks, uncertainties and other factors. Important factors that could affect actual results are discussed in the prospectus supplement related to the offering and AES’ filings with the SEC, including, but not limited to, the risks discussed under Item 1A “Risk Factors” and Item 7 “Management’s Discussion & Analysis of Financial Condition and Results of Operations” in AES’ 2017 Annual Report on Form 10-K and in subsequent reports filed with the SEC. Readers are encouraged to read AES’ filings to learn more about the risk factors associated with AES’ business. AES undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Twenty-Second Supplemental Indenture, dated March 15, 2018, between The AES Corporation and Deutsche Bank Trust Company Americas, as Trustee.

4.2	Form of 4.000% Senior Notes due 2021 (included in Exhibit 4.1).

4.3	Form of 4.500% Senior Notes due 2023 (included in Exhibit 4.1).

5.1	Opinion of Davis Polk & Wardwell LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION

By:	/s/ Vincent W. Mathis
Name:	Vincent W. Mathis
Title:	Vice President, General Counsel Operations

Date: March 15, 2017